Exhibit 10.2


                               AMENDING AGREEMENT
                                     to the
                           SALE AND PURCHASE OF SHARES
                                       in
                         ALPHA OIL & NATURAL GAS PTY LTD

                                 SALE OF SHARES

THIS AMENDING AGREEMENT is made on the 29th day of June 2006

BETWEEN     NATURAL GAS CORPORATION PTY LTD (ACN 004 650 597)
            BATAVIA OIL & GAS PTY LTD (ABN 36 084 043 907)
            NATIONAL OIL & GAS PTY LTD (ABN 009 240 420)
            AUSTRALIS FINANCE PTY LTD (ABN 22 004 857 498)
            all of Level 25, 500 Collins Street, Melbourne Victoria 3000 (hereinafter collectively called "the Vendors") of the one part

AND AUSTRALIAN OIL & GAS CORPORATION (incorporated in Delaware) of 2480 North Tolemac Way, Prescott, Arizona 86305, USA
            (hereinafter called "AOGC") of the other part.

WHEREAS:
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1. ALPHA OIL & NATURAL GAS PTY LTD (ACN 088 272 726) of Level 25, 500 Collins Street, Melbourne Victoria 3000 (hereinafter called "the Company") is a Company incorporated pursuant to the Corporation Act 2001 in Victoria.

2. The Company holds a 20% interest in the Browse Joint Venture and is the holder of 20% interest in each of petroleum exploration permits WA-332-P, WA-333-P and WA-342-P.

3. The Vendors have agreed to sell and AOGC has agreed to purchase 800,000 Ordinary Shares each fully paid in the Company in return for the issue by AOGC of 2,000,002 shares of Common Stock and the payment of AUD$100,000 pursuant to an agreement made between the parties and dated 12th April 2006 ("Sales and Purchase Agreement").

4.   This Agreement amends the Sale and Purchase Agreement.

5. The parties hereto submit to the laws of Victoria, Australia and any action taken hereunder shall be taken in the appropriate court of such jurisdiction.

NOW THIS AGREEMENT WITNESSETH AS FOLLOWS:
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1. The date referred to in clause 3(iii) and in clause 6 of the Sales and Purchase Agreement shall be deleted and in each place replaced by the date "31 December 2005".

2. A new clause 3A shall be inserted in the Sales and Purchase Agreement as follows:

3A.  Compliance with U.S. securities laws

(a) Representations and Warranties of the Vendors. Each Vendor hereby represents and warrants to the Company that:

     (i) understands that the Shares to be issued in accordance with section 2 have not been, and, as of the date of issuance, will not be, registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or under any U.S. state securities laws, and are being issued pursuant to a "safe harbor" exemption from registration contained in Regulation S promulgated under the Securities Act based, in part, upon the representations and warranties of each Vendor contained herein;

     (ii) has received certain information concerning the Purchaser and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding shares of the Purchaser's common stock, and recognizes that an investment in the Purchaser involves significant risk;

     (iv) is able to bear the economic risk and lack of liquidity inherent in holding the Shares, can afford to bear the loss of Vendor's entire investment in the Purchaser, has adequate means of providing for current needs and personal contingencies;

     (v) has such knowledge and experience in financial and business matters that the Vendor is capable of evaluating the merits and risks of an investment in the Purchaser; and is an "Accredited Investor" as defined in Regulation D promulgated under the Securities Act;

     (vi) (A) is not a "U.S. Person" (as that term is defined in Rule 902 of Regulation S under the Securities Act); (B) is not acquiring the Shares for the account or benefit of any U.S. Person and has not pre-arranged any resale of any of the Shares with any buyer located in the United States or otherwise with a U.S. Person; and (C) was not offered the Shares in the United States, and at the time of execution of this Agreement and of any offer to purchase the Shares received from the Purchaser hereunder, was located outside the United States;

     (vii) is not engaged in the business of distributing securities;

     (viii) will not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act; and

     (ix) has not engaged and will not engage, nor have any of its affiliates or any person acting on behalf of it or any of them engaged in or will engage in, any "directed selling efforts" with respect to the Shares within the meaning of Rule 902(c) of Regulation S adopted under the Securities Act.

     (x) has relied solely upon the advice of the Vendor's own personal financial and tax advisers, counsel and accountants as to the legal, tax, economic, and related matters concerning this investment and its suitability for the Vendor before investing in the Shares of the Purchaser.

(b) Representation and Warranty by AOGC. AOGC represents and warrants that neither it, nor any of its affiliates or any person acting on behalf of any of them, has engaged or will engage in any "directed selling efforts" with respect to the Shares within the meaning of Rule 902(c) of Regulation S adopted under the Securities Act, and it, its affiliates and any person acting on behalf of any of them have complied and will comply with the offering restrictions requirement of Regulation S under the Securities Act.

(c)  Legending and Stop Transfer Requirements.

     (i) The stock certificate delivered by the Purchaser to the Vendor in accordance with Section 2 representing the Shares will be imprinted with a legend substantially in the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and have been issued pursuant to an exemption from registration under Regulation S promulgated under the Securities Act. Such shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act and may not be offered for sale, sold, delivered after sale, transferred, pledged, or hypothecated except: (i) in accordance with the provisions of Regulation S under the Securities Act; (ii) pursuant to registration under the Securities Act; or (iii) pursuant to an opinion of counsel reasonable satisfactory to Australian Oil & Gas Corporation that such shares may be transferred without registration under the Securities Act. Hedging transactions involving the shares represented by this certificate may not be conducted unless in compliance with the Securities Act."

     (ii) AOGC shall refuse to register any transfer of the Shares that is not made in accordance with: (A) the provisions of this Agreement; and (B) the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

(d) Resales of the Shares. Each Vendor shall make, or cause to be made, any resales of the Shares pursuant to one of the following methods:

     (i) "offshore transactions" (as such term is defined in Regulation S) pursuant to the resale safe harbor of Rule 904 of Regulation S adopted under the Securities Act;

     (ii) Rule 144 promulgated under the Securities Act; or

     (iii) any other available exemption under the Securities Act; provided that the Vendor shall first furnish the Purchaser with a written opinion reasonably satisfactory to the Purchaser in form and substance from counsel reasonably satisfactory to the Purchaser by reason of experience to the effect that the Vendor may transfer such shares as desired without registration under the Securities Act (each such resale described in (i)-(iv), a "Permitted Resale" and collectively, the "Permitted Resales"). Any such Permitted Resales shall be made in offshore transactions or in transactions in the United States on the Over-the-Counter Bulletin Board (OTC-BB) or otherwise.

SIGNED for and on behalf of AUSTRALIS FINANCE PTY LTD

by /s/ ERNEST GEOFFREY ALBERS its Managing Director and authorised officer in the presence of:

/s/ FILIPPINA PERUGINI    Witness



SIGNED for and on behalf of NATURAL GAS CORPORATION PTY LTD

by /s/ ERNEST GEOFFREY ALBERS its Managing Director and authorised officer in the presence of:

/s/ FILIPPINA PERUGINI    Witness



SIGNED for and on behalf of BATAVIA OIL & GAS PTY LTD

by /s/ ERNEST GEOFFREY ALBERS its Managing Director and authorised officer in the presence of:

/s/ FILIPPINA PERUGINI    Witness



SIGNED for and on behalf of NATIONAL OIL & GAS PTY LTD

by /s/ ERNEST GEOFFREY ALBERS its Managing Director and authorised officer in the presence of:

/s/ FILIPPINA PERUGINI    Witness




SIGNED for and on behalf of AUSTRALIAN OIL & GAS CORPORATION by /s/ MARK A MUZZIN a Director and authorised officer in the presence of:

/s/ FILIPPINA PERUGINI    Witness